Exhibit 99.1

This Statement on Form 4 is filed by Breeden Capital Management LLC, Breeden Partners (California) LP, Breeden Partners LP, Breeden Partners Holdco Ltd., Breeden Partners (Cayman) Ltd., Breeden Capital Partners LLC and Richard Breeden, all of which are direct or indirect 10% beneficial owners. The principal business address of each of the Reporting Persons is 100 Northfield Street, Greenwich, Connecticut 06830.

Name of Designated Filer: Breeden Capital Management LLC

Date of Event: January 14, 2008

Issuer Name and Ticker or Trading Symbol: Zale Corporation (ZLC)

                                              BREEDEN PARTNERS L.P.

                                              By:  Breeden Capital Partners LLC,
                                                   General Partner

                                              By:  /s/ Richard C. Breeden
                                                   ----------------------
                                                   Richard C. Breeden
                                                   Managing Member


                                              BREEDEN PARTNERS (CALIFORNIA) L.P.

                                              By:  Breeden Capital Partners LLC,
                                                   General Partner

                                              By:  /s/ Richard C. Breeden
                                                   ----------------------
                                                   Richard C. Breeden
                                                   Managing Member


                                              BREEDEN PARTNERS HOLDCO LTD.

                                              By:  /s/ Richard C. Breeden
                                                   ----------------------
                                                   Richard C. Breeden
                                                   Key Principal


                                              BREEDEN CAPITAL PARTNERS LLC

                                              By:  /s/ Richard C. Breeden
                                                   -------------------------
                                                   Richard C. Breeden
                                                   Managing Member


                                              BREEDEN CAPITAL MANAGEMENT LLC

                                              By:  /s/ Richard C. Breeden
                                                   ----------------------
                                                   Richard C. Breeden
                                                   Managing Member


                                              BREEDEN PARTNERS (CAYMAN) LTD.

                                              By:  /s/ Richard C. Breeden
                                                   ----------------------
                                                   Richard C. Breeden
                                                   Key Principal

                                                 /s/ Richard C. Breeden
                                              -------------------------
                                                 Richard C. Breeden